                            EXHIBIT 24 TO FORM 10-K

                           UMB FINANCIAL CORPORATION
                               POWER OF ATTORNEY

   Each person whose signature appears below hereby constitutes and appoints
R. Crosby Kemper, David D. Miller and Timothy M. Connealy his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities, to file this report the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

SIGNATURE AND NAME                 CAPACITY                      DATE
------------------                 --------                      ----

/s/ PAUL D. BARTLETT, JR.    Director
--------------------------
    Paul D. Bartlett, Jr.

/s/ THOMAS E. BEAL           Director                       January 19, 1995
--------------------------
    Thomas E. Beal

                             Director
--------------------------
    H. Alan Bell


                             Director
--------------------------
    David R. Bradley, Jr.


/s/ NEWTON A. CAMPBELL       Director                       January 19, 1995
--------------------------
    Newton A. Campbell

                             Director
--------------------------
    Thom R. Cooper

/s/ WILLIAM TERRY FULDNER    Director                       January 19, 1995
--------------------------
    William Terry Fuldner

                             Director
--------------------------
    Charles A. Garney

/s/ PETER J. GENOVESE        Director, Vice Chairman        January 19, 1995
--------------------------    of the Board
    Peter J. Genovese

/s/ C.N. HOFFMAN, JR.        Director                       January 19, 1995
--------------------------
    C.N. Hoffman, Jr.

    SIGNATURE AND NAME               CAPACITY                    DATE
    ------------------               --------                    ----
  /s/ ALEXANDER C. KEMPER      Director, President          January 19, 1995
----------------------------
      Alexander C. Kemper


  /s/ R. CROSBY KEMPER III     Director, Vice Chairman      January 19, 1995
----------------------------    of the Board
      R. Crosby Kemper III


  /s/ DANIEL N. LEAGUE, JR.    Director                     January 19, 1995
----------------------------
      Daniel N. League, Jr.


                               Director
----------------------------
       William J. McKenna


                               Director
----------------------------
         Roy E. Mayes


   /s/ JOHN H. MIZE, JR.       Director                     January 19, 1995
----------------------------
       John H. Mize, Jr.


                               Director
----------------------------
       Mary Lynn Oliver


                               Director
----------------------------
        W.L. Orscheln


    /s/ ALAN W. ROLLEY         Director                     January 19, 1995
----------------------------
        Alan W. Rolley


  /s/ JOSEPH F. RUYSSER        Director                     January 19, 1995
----------------------------
      Joseph F. Ruysser


  /s/ THOMAS D. SANDERS        Director                     January 19, 1995
----------------------------
      Thomas D. Sanders


/s/ HERMAN R. SUTHERLAND       Director                     January 19, 1995
----------------------------
    Herman R. Sutherland


/s/ E. JACK WEBSTER, JR.       Director                     January 19, 1995
----------------------------
    E. Jack Webster, Jr.


  /s/ JOHN E. WILLIAMS         Director                     January 19, 1995
----------------------------
      John E. Williams